Filed pursuant to Rule 497(a)
File No. 333-191525
Rule 482ad

Keating Capital, Inc. Announces Rights Offering of Common Stock

Greenwood Village, Colorado, November 5, 2013 — Keating Capital, Inc. (the “Company”) (Nasdaq:  KIPO), a closed-end fund that has elected to be regulated as a business development company under the Investment Company Act of 1940, today announced the commencement of a non-transferable rights offering to purchase shares of common stock of the Company (the “Offering”).

The Company will issue non-transferable rights to subscribe for up to 2,945,113 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on November 20, 2013 (the “Record Date”).  Record Date Stockholders will receive one non-transferable right for every three shares of common stock owned on the Record Date.  The rights entitle the holders to purchase one new share of common stock for every one right held.

The subscription price for the common shares offered in the Offering will be the greater of:  (i) 92.5% of the volume-weighted average of the sales prices of the Company’s common stock on the Nasdaq Capital Market (“Nasdaq”) for the five consecutive trading days ending on the expiration date of the Offering, and (ii) $6.00 per share.  The Offering will expire on December 16, 2013 at 5:00 p.m., New York City time, unless the Offering is extended.

The rights are non-transferable and will not be listed for trading on Nasdaq or any other stock exchange.  The rights may not be purchased or sold, and there will not be any market for trading the rights.  The shares of common stock to be issued pursuant to the Offering will be listed for trading on Nasdaq under the symbol “KIPO.”  Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other Record Date Stockholders.

IMPORTANT DATES:

Record Date: Subscription Period: Expiration Date:	Wednesday, November 20, 2013 November 20, 2013 to December 16, 2013 (1) Monday, December 16, 2013 (1)

(1) Unless the Offering is extended.

The Company intends to use the net proceeds from the Offering for acquiring investments in accordance with its investment objective and for general working capital purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT:  LTS), has been selected by the Company to act as the Dealer Manager for the Offering.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing.  This information can be found in the Company’s prospectus dated November 5, 2013 (the “Prospectus”), a copy of which may be obtained, when available, by contacting the Information Agent, Georgeson Inc. at (888) 877-5360.  An investor should carefully read the Company’s Prospectus before investing.  Investors should also carefully consider the risks and other factors relating to the Offering set forth in the Company’s Prospectus, including the dilutive effect the Offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  The Offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 570 Lexington Avenue, 12th Floor, New York, NY 10022, Telephone:  (800) 573-2541, or by emailing syndicate@ladenburg.com.

Subscription Documents and Instructions

Shares Held at Transfer Agent (DST Systems, Inc.) or in Certificate Form
Record date stockholders will be sent via U.S. mail a package of documents including the Prospectus, subscription documents and other instructions for exercising their rights.  These documents are expected to be mailed as soon as practicable after the Record Date.

Shares Held in Brokerage or Custodial Accounts
Beneficial owners of shares of the Company's common stock registered in the name of their broker-dealer or nominee will receive these documents from their broker-dealer or nominee.  Persons who hold shares of the Company's common stock beneficially, and who have received the rights distributable with respect to those shares through a broker-dealer, trust company, bank or other nominee, should contact the appropriate institution or nominee and request it to effect the exercise of their rights on their behalf.

About Keating Capital, Inc.

Keating Capital (www.keatingcapital.com) is a closed-end fund (regulated as a business development company under the Investment Company Act of 1940) that specializes in making pre-IPO investments in emerging growth companies that are committed to and capable of becoming public.  Keating Capital provides investors with the ability to participate in a publicly traded fund that allows its stockholders to share in the potential value accretion that Keating Capital believes typically occurs once a company transforms from private to public status.  Keating Capital’s shares are listed on Nasdaq under the ticker symbol “KIPO.”

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Keating Capital’s proposed securities offering and the anticipated use of the net proceeds of the offering.  Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements.  These factors are identified from time to time in Keating Capital’s filings with the Securities and Exchange Commission, including the Prospectus.  Keating Capital undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Information contained on Keating Capital’s website is not incorporated by reference into the Prospectus and you should not consider that information to be part of the Prospectus.

FOR IMMEDIATE RELEASE

Investor Relations Contact:
Margie L. Blackwell
Investor Relations Director
Keating Capital, Inc.
mb@keatinginvestments.com
(720) 889-0133

For further information regarding the Offering please contact the Information Agent:

Georgeson Inc.
All Holders, Banks and Brokers Call Toll-free:  (888) 877-5360